Supplement, dated August 23, 2024
to Initial Summary Prospectus, Updating Summary Prospectus, Statutory Prospectus dated
May 1, 2024
Initial Summary Prospectus, Updating Summary Prospectus, Statutory Prospectus
of
Mutual of America Life Insurance Company Separate Account No. 2
Thrift Plan Contracts
The following supplemental information should be read in conjunction with the Initial Summary, Updating Summary Prospectus, and Statutory Prospectus dated May 1, 2024, as amended, for the Thrift Plan Contracts (the “Contracts”), issued by Mutual of America Life Insurance Company (the “Company”) through Mutual of America Separate Account No. 2 (the “Separate Account”). Special terms not defined herein have the meanings ascribed to them in your Prospectus.
Effective on or about August 23, 2024 (the “Conversion Date”), the MoA Money Market Fund (“Fund”) will convert to a “government money market fund,” as defined under Rule
2a-7
of the Investment Company Act of 1940, as amended. The Fund will be renamed the MoA US Government Money Market Fund. The Fund’s investment strategies will change so that the Fund will invest at least 99.5% of the Fund’s assets in cash, government securities and/or repurchase agreements that are fully collateralized by US government securities.
As part of the conversion, the Fund will shift from a floating Net Asset Value (“NAV”) to seeking to preserve the NAV at $1.00 per share. On or abo ut
August 23, 2024, the Fund will execute a stock split with the goal of establishing a $1.00 per share NAV. Additionally, the Fund will declare dividends daily and pay them monthly.
The investment advisory fee and other expenses for the Fund are not expected to change as a result of the conversion.
The following replaces the entry for the
MoA Money Market Fund
underlying fund in
Appendix A: UNDERLYING FUNDS AVAILABLE AS INVESTMENT OPTIONS UNDER THE CONTRACTS
at the back
of your Prospectus
:

Type/Investment Objective	Underlying Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns as of 12/31/23
			1 year	5 year	10 year	Life of Fund
Fixed Income Fund Seeks current income to extent consistent with maintenance of liquidity, investment quality and stability of capital	MoA US Government Money Market Fund Adviser: Mutual of America Capital Management LLC	0.22%	4.99%	1.67%	1.06%
This Supplement Should be Retained with Your Prospectus For Future Reference.